                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 --------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2005

                                 --------------

                              PRIMUS GUARANTY, LTD.
             (Exact name of registrant as specified in its charter)

            BERMUDA                        001-32307                         NOT REQUIRED

(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
 incorporation or organization)

                                 CLARENDON HOUSE
                                 2 CHURCH STREET
                             HAMILTON HM 11, BERMUDA
               (Address of principal executive offices) (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 441-296-0519

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

On October 11, 2005, Primus Guaranty, Ltd. issued a press release announcing the hiring of Mr. Basing, who will head an office Primus is opening in London. Mr.
Basing, whose appointment is effective October 17th, will report to Thomas
Jasper, Primus Guaranty's Chief Executive Officer, and will serve as a member of
Primus's management committee.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIMUS GUARANTY, LTD.

                                    By:   /s/  Richard Claiden
                                         -----------------------------------
                                         Richard Claiden
                                         Chief Financial Officer
                                         (Duly Authorized Officer and Principal
                                         Financial Officer)

Dated: October 13, 2005

                                Index to Exhibits
                                -----------------

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated October 11, 2005 issued by the Registrant